Supplement Dated October 14, 2016
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL
Lincoln CVUL Series III

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust (“LVIP”) has notified us that the LVIP Board of Trustees has approved the reorganization of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (“Acquired Fund”) into the LVIP Blended Mid Cap Managed Volatility Fund (“Acquiring Fund”), effective as of the close of business December 9, 2016. The reorganizations were approved at a shareholder’s meeting on September 7, 2016.

As a result of this reorganization, the LVIP Blended Mid Cap Managed Volatility Fund will be added as an investment option effective November 7, 2016 to Policies issued on or before May 2, 2016. The investment objective of the fund is to seek capital appreciation.  For complete details related to the LVIP Blended Mid Cap Managed Volatility Fund, including risks, investment policies and strategies, please refer to the LVIP Blended Mid Cap Managed Volatility Fund’s prospectus.

At the time of the reorganization, Owners of units of the Acquired Fund Sub-Account will automatically receive a proportionate number of units of its corresponding Acquiring Fund Sub-Account, based on the unit value of each fund at the time of the reorganization. Following the reorganization, the Acquired Fund will no longer be available as an investment option under your Policy. Beginning December 12, 2016, any future allocations of Premium Payments and/or Policy value that you previously designated to an Acquired Fund Sub-Account will be allocated to the corresponding Acquiring Fund Sub-Account. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for an Acquired Fund will be rejected and treated as not in good order.

Please retain this Supplement for future reference.